Exhibit 99.1

DLH Strengthens Information Technology and Cyber Capabilities through Acquisition of GRSi
Broadens Digital Transformation and IT Modernization Solutions, Paving Way for New Growth, Opportunities; Webcast and Conference Call on December 13
Atlanta, Georgia – December 8, 2022 - DLH Holdings Corp. (NASDAQ: DLHC) (“DLH” or the “Company”), a leading provider of research and development, systems engineering and integration, and digital transformation solutions to federal agencies, today announced that it has acquired privately-held Grove Resource Solutions, Inc. (“GRSi”) of Bethesda, Maryland.
The firm, with approximately 700 employees, provides a broad array of cloud-based enterprise modernization and cyber security solutions to numerous civilian and military federal agencies, most notably the National Institutes of Health (NIH), U.S. Navy (USN), and U.S. Marine Corps (USMC), among others.
“We are thrilled to begin a new era at DLH with the acquisition of GRSi,” said Zach Parker, DLH President and CEO. “Through this landmark transaction, we elevate our information technology and engineering capabilities, while adding the scale we need to thrive in an increasingly competitive marketplace. GRSi’s high-end IT and technical capabilities serving scientists, researchers, and system engineers have earned the company a reputation for excellence, and we expect that our unified organization will build upon those achievements to drive accelerated growth for DLH in the near- and long-terms. GRSi’s highly credentialed workforce features some the best and brightest technology leaders in our industry. We could not be more excited to welcome the entire team into the DLH family.”
GRSi was purchased for $185.0 million, or $157.9 million net of transaction-related tax benefits worth approximately $27.1 million on a net present value basis. The purchase price includes $178.0 million of cash and $7.0 million of equity. DLH estimates that GRSi will contribute annualized revenue of approximately $140 million to the Company going forward, and the firm’s backlog was approximately $550 million at closing. GRSi will be a wholly owned subsidiary of DLH Holdings Corp., and current GRSi key operations leaders are expected to remain with DLH in leadership roles.
"From culture and values, to market presence and capabilities, we believe that DLH is an ideal partner for GRSi,” added David Affeldt, President & CEO of GRSi. “Working with Zach and his team has reinforced our belief that this transaction will yield an impressive platform for achieving our joint objectives for years to come. DLH has the capabilities, customers, and culture that will enhance those of our own – resulting in a dynamic, improved provider of essential services to federal customers.”
DLH financed the acquisition through an amendment to its existing secured credit facility. First National Bank of Pennsylvania acted as agent, and F.N.B. Capital Markets, M&T Bank, and Atlantic Union Bank acted as joint lead arrangers. The credit facility was comprised of a syndicated term loan of $190 million and a revolving credit facility of $70 million. Additional terms of the transaction and financing arrangements will be available in the Company’s SEC filings.
Conference Call and Webcast
DLH will host a conference call and webcast for investors and analysts at 10:00 a.m. Eastern Time on December 13, 2022 during which members of senior management will review a presentation (already posted on the Company’s website) focused on the GRSi transaction. A question-and-answer session will follow. Interested parties may listen to the conference call via webcast or by dialing 888-347-5290 or 412-317-5256. A digital recording will be available for replay two hours after completion of the call and can be accessed on the DLH Investor Relations website or by dialing 877-344-7529 and entering conference ID 5841865.
Advisors
KippsDeSanto & Co. served as financial advisor to DLH. Holland & Knight, LLP and Becker & Poliakoff LLP served as legal advisors to DLH as part of this transaction. Baker Tilly, Lockton Companies, and Wolf Den Associates provided consulting services to DLH in connection with the acquisition. Baird served as financial advisor to GRSi.
About DLH
DLH (NASDAQ:DLHC) delivers improved health and readiness solutions for federal programs through research and development, systems engineering and integration, and digital transformation. The Company’s experts in public health, performance evaluation, and health operations solve the complex problems faced by civilian and military customers alike, leveraging digital transformation, artificial intelligence, advanced analytics, cloud-based applications, telehealth systems, and more. With over 2,500 employees dedicated to the idea that “Your Mission is Our Passion,” DLH brings a unique combination of government sector experience, proven methodology, and unwavering commitment to public health to improve the lives of millions. For more information, visit www.DLHcorp.com.
About GRSi
GRSi is a federal services provider specializing in technology, business solutions, and research and engineering. For nearly 20 years, GRSi has provided innovative service solutions to meet the nation’s most pressing challenges. GRSi, named Maryland Tech Council’s Government Contracting Company of the Year for 2021, is an industry-leading professional technical and engineering services company delivering next-generation systems engineering, cybersecurity, technology insertion, and best practices-based Enterprise Operations management to federal, defense, intelligence, and commercial clients worldwide. Find out more at www.grsi.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or DLH`s future financial performance. Any statements that refer to expectations, projections or other characterizations of future events or circumstances or that are not statements of historical fact (including without limitation statements to the effect that the Company or its management “believes”, “expects”, “anticipates”, “plans”, “intends” and similar expressions) should be considered forward looking statements that involve risks and uncertainties which could cause actual events or DLH’s actual results to differ materially from those indicated by the forward-looking statements. Forward-looking statements in this release include, among others, statements regarding estimates of future revenues. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Our actual results may differ materially from such forward-looking statements made in this release due to a variety of factors, including: the outbreak of the novel coronavirus (“COVID-19”), including the measures to reduce its spread, and its impact on the economy and demand for our services, are uncertain, cannot be predicted, and may precipitate or exacerbate other risks and uncertainties; the risk that we will not realize the anticipated benefits of the GRSi acquisition; (including anticipated future financial operating performance and results); diversion of management’s attention from normal daily operations of the business and the challenges of managing larger and more widespread operations resulting from the acquisition; the inability to retain GRSi employees and customers; contract awards in connection with re-competes for present business and/or competition for new business; the risks and uncertainties associated with client interest in and purchases of new services; compliance with new bank financial and other covenants; changes in client budgetary priorities; government contract procurement (such as bid and award protests, small business set asides, loss of work due to organizational conflicts of interest, etc.) and termination risks; the ability to successfully integrate the operations of GRSi and any future acquisitions; the impact of inflation and higher interest rates; and other risks described in our SEC filings. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s periodic reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as well as subsequent reports filed thereafter. The forward-looking statements contained herein are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about our industry and business.
Such forward-looking statements are made as of the date hereof and may become outdated over time. The Company does not assume any responsibility for updating forward-looking statements, except as may be required by law.
CONTACTS:
MEDIA
Email: dlh.communications@dlhcorp.com
INVESTOR RELATIONS
Contact: Chris Witty
Phone: 646-438-9385
Email: cwitty@darrowir.com